Medallion Trust Series [                    ]
Liquidity Facility Agreement

Commonwealth Bank of Australia
ABN 48 123 123 124

Perpetual Trustee Company Limited
ABN 42 000 001 007

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946

If you have any questions about the details of this document
PLEASE CONTACT [           ] ON + 61 2 9353 [        ]

Clayton Utz
Lawyers
Levels 22-35  No. 1 O'Connell Street  Sydney  NSW  2000  Australia
PO Box H3 Australia Square  Sydney  NSW  1215
T + 61 2 9353 4000  F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Our reference  [           ]

LIQUIDITY FACILITY AGREEMENT MADE AT SYDNEY ON [                       ]

PARTIES                 COMMONWEALTH BANK OF AUSTRALIA ABN 48 123 123 124 of
                        Level 1, 48 Martin Place, Sydney, NSW 2000 Australia
                        ("LIQUIDITY FACILITY PROVIDER")

                        PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 of
                        Level 7, 9 Castlereagh Street, Sydney NSW 2000 Australia
                        in its capacity as trustee of the Series Trust
                        ("TRUSTEE")

                        SECURITISATION ADVISORY SERVICES PTY. LIMITED
                        ABN 88 064 133 946 of Level 7, 48 Martin Place,
                        Sydney NSW 2000 Australia ("SAS" and also hereinafter
                        included within the expression the "MANAGER")

BACKGROUND

A.          The Trustee and the Manager are respectively the trustee and the manager of the Series Trust.

B.          The Manager has requested the Liquidity Facility Provider to provide the Trustee with the Facility in connection with the Approved
            Purpose.

C.          The Liquidity Facility Provider has agreed to provide the Facility to the Trustee on the terms and conditions contained in this
            Agreement.

OPERATIVE PROVISIONS

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1.          DEFINITIONS AND INTERPRETATION

1.1         DEFINITIONS

            In this Agreement, unless the contrary intention appears:

            "ADVANCE" means the principal amount of each advance to the Trustee by the Liquidity Facility Provider in accordance with this Agreement or so much of each such advance as remains outstanding from time to time.

            "APPROVED PURPOSE" means the use of a Drawing to meet a Gross Income
            Shortfall in accordance with the Series Supplement or to fund a Cash
            Advance Deposit in accordance with this Agreement.

            "AUTHORISED OFFICER" in relation to the Liquidity Facility Provider means any person from time to time appointed by the Liquidity
            Facility Provider to act as its Authorised Officer for the purposes of this Agreement and notified to the Trustee.

            "AVAILABILITY PERIOD" means the period commencing on the date of this Agreement and ending on the Termination Date.

            "BBSW" in relation to an Interest Period means the rate appearing at approximately 10.00 am on the first day of that Interest Period on the Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of three months. If on the first day of an
            Interest Period fewer than four banks are quoted on the Reuters
            Screen page "BBSW" or for any other reason "BBSW" for an Interest
            Period cannot be determined in accordance with the foregoing provisions, then "BBSW" for that Interest Period means such rate as is specified by the Liquidity Facility Provider having regard to comparable indices then available.

            "CASH ADVANCE DEPOSIT" means at any time that amount of the
            Collections Account of the Series Trust that comprises at that time
            Advances by way of deposits by the Liquidity Facility

            Provider to the Collections Account of the Series Trust in
            accordance with clause 7.1 (after taking into account any
            application of the Cash Advance Deposit in accordance with clause
            7.3 or repayment of it in accordance with either of clauses 7.4 or
            7.5).

            "CASH ADVANCE DEPOSIT PERIOD" means each period commencing immediately following a Cash Advance Deposit and ending on the date on which the Trustee is obliged to repay to the Liquidity Facility
            Provider the Cash Advance Deposit pursuant to clause 7.4.

            "DESIGNATED CREDIT RATING" means a short term credit rating of A-1+
            by S&P and P-1 by Moody's or such other credit rating agreed to between the Trustee, the Manager and the relevant Rating Agency.

            "DIRECT ADVANCE" means an Advance by way of a deposit by the
            Liquidity Facility Provider to the Collections Account of the Series
            Trust in accordance with clause 4.5(a).

            "DRAWDOWN DATE" means, in relation to a Drawing or proposed Drawing, the Distribution Date immediately following the delivery of the corresponding Drawdown Notice to the Liquidity Facility Provider in
            accordance with this Agreement.

            "DRAWDOWN NOTICE" means a notice given under clause 4.

            "DRAWING" means:

            (a)         other than during the Cash Advance Deposit Period, a
                        Direct Advance or a proposed Direct Advance (as the case
                        may be); and

            (b)         during the Cash Advance Deposit Period, a withdrawal or
                        proposed withdrawal (as the case may be) from the Cash
                        Advance Deposit in the Collections Account of the Series
                        Trust by the Trustee in accordance with clause 7.3.

            "EFFECTIVE CONTROL" means:

            (a)         control of the composition of the board of directors of
                        SAS;

            (b)         control of more than half of the voting power of SAS; or

            (c)         control of more than half of the issued share capital of
                        SAS excluding any part of such issued share capital
                        which carries no right to participate beyond a specified
                        amount in the distribution of either profit or capital.

            "EVENT OF DEFAULT" means any of the events set out or referred to in clause 13.1 as an Event of Default.

            "FACILITY" means the standby liquidity facility granted to the
            Trustee by the Liquidity Facility Provider on the terms and conditions of this Agreement.

            "FACILITY LIMIT" means at any given time the least of the following:

            (a)         A$35 million;

            (b)         the Performing Mortgage Loans Amount at that time; and

            (c)         the amount from time to time agreed in writing between
                        the Manager, the Liquidity Facility Provider and the
                        Rating Agencies.

            "INTEREST PERIOD" means each period determined in accordance with clause 5.1.

            "LIQUIDITY AMOUNT" means, for a Drawdown Date, the lesser of:

            (a)         the then un-utilised portion of the Facility Limit or if
                        the Drawdown Date is during the Cash Advance Deposit
                        Period, the then un-utilised portion of the Cash Advance
                        Deposit; and

            (b)         the Gross Income Shortfall on the preceding
                        Determination Date.

            "MANAGER" means SAS or if SAS retires or is removed as manager of the Series Trusts (as defined in the Master Trust Deed), any then
            Substitute Manager, and includes the Trustee when acting as the manager of the Series Trust in accordance with the provisions of the
            Master Trust Deed.

            "MANAGER EVENT" means:

            (a)        SAS ceases to be a body over which the Liquidity Facility
                       Provider has Effective Control; or

            (b)        SAS ceases to be the manager of the Series Trust.

            "MASTER TRUST DEED" means the Master Trust Deed dated 8 October 1997 between the Trustee and SAS, as amended from time to time.

            "OBLIGATIONS" means all of the liabilities of the Trustee to the
            Liquidity Facility Provider under this Agreement and, without limiting the generality of the foregoing, includes any liabilities which:

            (a)        are liquidated;

            (b)        are present, prospective or contingent;

            (c)        relate to the payment of money or the performance or
                       omission of any act;

            (d)        sound in damages only; or

            (e)        accrue as a result of any Event of Default.

            "PERFORMING MORTGAGE LOANS AMOUNT" means at any time the aggregate of the following:

            (a)         the amount outstanding under Mortgage Loans forming part
                        of the Assets of the Series Trust in relation to which
                        no payment due from the relevant Borrower has been in
                        arrears by more than 90 days; and

            (b)         the amount outstanding under Mortgage Loans forming part
                        of the Assets of the Series Trust in relation to which a
                        payment due from the relevant Borrower has been in
                        arrears by more than 90 days and which are insured under
                        a Mortgage Insurance Policy.

            "PRESCRIBED RATE" in relation to an Interest Period means the sum of:

            (a) BBSW for that Interest Period; and

            (b) 0.20% per annum,

            or such rate as is otherwise agreed by the Trustee, the Manager and the Liquidity Facility Provider provided that each Rating Agency is given not less than 3 Business Days prior notice by the Manager of any variation to the Prescribed Rate and the Prescribed Rate will not be varied if such variation would result in a reduction, qualification or withdrawal by a Rating

            Agency of its then current credit rating of a Security.

            "RECEIVER" means a person appointed under or by virtue of the
            Security Trust Deed as a receiver or receiver and manager.

            "SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this Agreement between the Liquidity Facility Provider
            (as a Seller and the Servicer), Homepath Pty Limited ABN 35 081 986
            530, SAS and the Trustee.

            "SERIES TRUST" means the trust known as the Medallion Trust Series
            [     ] established pursuant to the Master Trust Deed and the Series
            Supplement.

            "SPECIFIED RATE" means, on any day, the sum of:

            (a)         BBSW for the Interest Period that includes that day (or
                        if the day is not within an Interest Period, BBSW for
                        the first Business Day of the month that includes that
                        day as if that month were an Interest Period); and

            (b)         0.30% per annum.

            "TERMINATION DATE" means the earliest of:

            (a)         the Scheduled Maturity Date;

            (b)         the date declared or appointed by the Liquidity Facility
                        Provider or the Trustee to be the Termination Date in
                        accordance with this Agreement;

            (c)         the date which is one month after the date on which all
                        Securities have been redeemed in full in accordance with
                        the Series Supplement or the Offshore Note Conditions
                        (as the case may be); and

            (d)         the date on which the Facility Limit is reduced to zero
                        in accordance with this Agreement.

1.2         SERIES SUPPLEMENT AND MASTER TRUST DEED DEFINITIONS

            Subject to clause 1.6, unless defined in this Agreement, words and phrases defined in either or both of the Master Trust Deed and the
            Series Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement
            (on the one hand) and the Master Trust Deed or the Series Supplement
            (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Master Trust Deed and the
            Series Supplement, the Series Supplement prevails over the Master
            Trust Deed in respect of this Agreement. Subject to clause 1.6, where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) and/or an Other Trust such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in this Agreement) and/or the CBA Trust, as the context requires.

1.3         INTERPRETATION

            In this Agreement, unless the contrary intention appears:

            (a)         headings are for convenience only and do not affect the
                        interpretation of this Agreement;

            (b)         a reference to this "AGREEMENT" includes the Background
                        and the Schedule;

            (c)         the expression "PERSON" includes an individual, the
                        estate of an individual, a body

                        politic, a corporation and a statutory or other
                        authority or association (incorporated or
                        unincorporated);

            (d)         a reference to a person includes that person's
                        executors, administrators, successors, substitutes and
                        assigns, including any person taking by way of novation;

            (e)         subject to clause 1.6, a reference to any document or
                        agreement is to such document or agreement as amended,
                        novated, supplemented, varied or replaced from time to
                        time;

            (f)         a reference to any legislation or to any section or
                        provision of any legislation includes any statutory
                        modification or re-enactment or any statutory provision
                        substituted for that legislation and all ordinances,
                        by-laws, regulations and other statutory instruments
                        issued under that legislation, section or provision;

            (g)         words importing the singular include the plural (and
                        vice versa) and words denoting a given gender include
                        all other genders;

            (h)         a reference to a clause is a reference to a clause of
                        this Agreement;

            (i)         the expression "CERTIFIED" means, in respect of a
                        person, certified in writing by two Authorised Officers
                        of that person or by legal counsel acting for that
                        person and "CERTIFY" and like expressions will be
                        construed accordingly;

            (j)         a reference to "WILFUL DEFAULT" in relation to the
                        Trustee or the Manager, means, subject to clause 1.3(k)
                        any wilful failure by the Trustee to comply with, or
                        wilful breach by the Trustee or the Manager (as the case
                        may be) of any of its obligations under any Transaction
                        Document, other than a failure or breach which:

                        (i)         A.         arises as a result of a breach of
                                               a Transaction Document by a
                                               person other than:

                                               1)         the Trustee or the
                                                          Manager (as the case
                                                          may be); or

                                               2)         any other person
                                                          referred to in clause
                                                          1.3(k);

                                    B.         the performance of the action
                                               (the non-performance of which
                                               gave rise to such breach) is a
                                               pre-condition to the Trustee or
                                               the Manager (as the case may be)
                                               performing the said obligation;
                                               or

                        (ii)        is in accordance with a lawful court order
                                    or direction or is required by law; or

                        (iii)       is in accordance with a proper instruction
                                    or direction of Investors given at a meeting
                                    convened under any Transaction Document;

            (k)         a reference to the "FRAUD", "NEGLIGENCE" or
                        "WILFUL DEFAULT" of the Trustee means the fraud,
                        negligence or wilful default of the Trustee and of its
                        officers, employees, agents and any other person where
                        the Trustee is liable for the acts or omissions of such
                        other person under the terms of any Transaction
                        Document;

            (l)         where any word or phrase is given a defined meaning, any
                        other part of speech or other grammatical form in
                        respect of such word or phrase has a corresponding
                        meaning;

            (m)         where any day on which a payment is due to be made or a
                        thing is due to be done under this Agreement is not a
                        Business Day, that payment must be made or that

                        thing must be done on the immediately succeeding
                        Business Day;

            (n)         a reference to the "CLOSE OF BUSINESS" on any day is a
                        reference to 5.00 pm on that day;

            (o)         a reference to time is to local time in Sydney; and

            (p)         subject to clause 17.2, each party will only be
                        considered to have knowledge or awareness of, or notice
                        of, a thing or grounds to believe anything by virtue of
                        the officers of that party (or any Related Body
                        Corporate of that party) which have day to day
                        responsibility for the administration or management of
                        that party's (or a Related Body Corporate of that
                        party's) obligations in relation to the Series Trust or
                        the Liquidity Facility having actual knowledge, actual
                        awareness or actual notice of that thing, or grounds or
                        reason to believe that thing (and similar references
                        will be interpreted in this way). In addition, notice,
                        knowledge or awareness of an Event of Default, Manager
                        Default, Servicer Default or Perfection of Title Event
                        means notice, knowledge or awareness of the occurrence
                        of the events or circumstances constituting an Event of
                        Default, Manager Default, Servicer Default or Perfection
                        of Title Event (as the case may be).

1.4         TRUSTEE CAPACITY

            In this Agreement, except where provided to the contrary:

            (a)         (REFERENCES TO TRUSTEE): a reference to the Trustee is a
                        reference to the Trustee in its capacity as trustee of
                        the Series Trust only, and in no other capacity; and

            (b)         (REFERENCES TO ASSETS OF TRUSTEE): a reference to the
                        undertaking, assets, business or money of the Trustee is
                        a reference to the undertaking, assets, business or
                        money of the Trustee in the capacity referred to in
                        paragraph (a).

1.5         MASTER TRUST DEED AND SERIES SUPPLEMENT

            For the purposes of the Master Trust Deed and the Series Supplement:

            (a)         (TRANSACTION DOCUMENT): this Agreement is a Transaction
                        Document; and

            (b)         (SUPPORT FACILITY): the Facility made available pursuant
                        to the terms of this Agreement is a Support Facility.

1.6         INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
            PROVISIONS

            Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

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2.          THE FACILITY

2.1         AMOUNT

            Subject to this Agreement, the Liquidity Facility Provider agrees to make Advances to the Trustee up to an aggregate principal amount equal to the Facility Limit.

2.2         METHOD OF MAKING ADVANCES

            Advances under the Facility will be by way of either Direct Advances or Cash Advance Deposits.

2.3         PURPOSE

            The Manager will direct the Trustee to use, and the Trustee will use, the proceeds of each Drawing under the Facility exclusively for the Approved Purpose.

2.4         TERMINATION OF THE FACILITY

            The Facility will terminate on the Termination Date.

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3.          CONDITIONS PRECEDENT

3.1         CONDITIONS PRECEDENT TO FIRST ADVANCE

            The Liquidity Facility Provider is not obliged to make the first
            Advance to the Trustee unless the Liquidity Facility Provider has received each of the following, in form and substance acceptable to the Liquidity Facility Provider:

            (a)         (THIS AGREEMENT): this Agreement duly executed and
                        delivered by the Trustee and the Manager;

            (b)         (POWER OF ATTORNEY): a copy of each power of attorney
                        under which this Agreement has been or will be executed
                        by the Trustee and the Manager, certified as a true copy
                        by the Trustee and the Manager respectively;

            (c)         (AUTHORISED OFFICERS): a list of the Authorised Officers
                        of the Manager;

            (d)         (SECURITY TRUST DEED): a copy of the Security Trust Deed
                        executed by the parties thereto and certified as a true
                        copy by the Manager;

            (e)         (POOL MORTGAGE INSURANCE POLICY): an executed original
                        counterpart of the Pool Mortgage Insurance Policy
                        together with a letter from PMI confirming that it has
                        accepted for insurance under the Pool Mortgage Insurance
                        Policy the Mortgage Loans referred to in the certificate
                        attached to the letter; and

            (f)         (LEGAL OPINION): a legal opinion addressed to the
                        Liquidity Facility Provider from the Trustee's
                        solicitors in form and substance satisfactory to the
                        Liquidity Facility Provider.

3.2         CONDITIONS PRECEDENT TO ALL ADVANCES

            The obligation of the Liquidity Facility Provider to make each
            Advance is subject to the further conditions precedent that:

            (a)         (REPRESENTATIONS AND WARRANTIES TRUE): the
                        representations and warranties made or deemed to be made
                        by the Trustee or the Manager in any Transaction
                        Document are true and correct as of the date of the
                        corresponding Drawdown Notice and Drawdown Date as
                        though made at that date;

            (b)         (NO EVENT OF DEFAULT): no Event of Default is subsisting
                        at the date of the corresponding Drawdown Notice and
                        Drawdown Date or will result from the provision or
                        continuation of the Advance; and

            (c)         (NO NOTICE OF SECURITY INTERESTS): other than in respect
                        of priorities granted by statute, the Liquidity Facility
                        Provider has not received notice from any person that it
                        claims to have a Security Interest ranking in priority
                        to or equal with the Security Interest held by the
                        Liquidity Facility Provider under the Security Trust
                        Deed.

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4.          DRAWDOWN

4.1         PREPARATION OF DRAWDOWN NOTICES

            If on a Determination Date the Manager determines in accordance with the Series Supplement that a Gross Income Shortfall has occurred in respect of the Collection Period just ended the Manager must:

            (a)         (PREPARE DRAWDOWN NOTICE):  prepare a Drawdown Notice in
                        accordance with clause 4.3 requesting a Drawing on the
                        next Distribution Date; and

            (b)         (DELIVER DRAWDOWN NOTICE): deliver the Drawdown Notice
                        to the Trustee no later than the close of business on
                        the Business Day which is not less than 3 Business Days
                        before the proposed Drawdown Date.

4.2         SERVICE OF DRAWDOWN NOTICES

            If the Trustee receives a Drawdown Notice from the Manager pursuant to clause 4.1, it must:

            (a)         (SIGN DRAWDOWN NOTICE): sign the Drawdown Notice in
                        accordance with clause 4.3(b); and

            (b)         (DELIVER DRAWDOWN NOTICE): deliver the signed Drawdown
                        Notice to the Liquidity Facility Provider by the time
                        specified in clause 4.4(a).

4.3         REQUIREMENTS OF DRAWDOWN NOTICES

            A Drawdown Notice must:

            (a)         (FORM): be in the form of the Schedule (or in such other
                        form as from time to time agreed amongst the Liquidity
                        Facility Provider, the Manager and the Trustee);

            (b)         (AUTHORISED OFFICER): be signed by an Authorised Officer
                        of the Trustee;

            (c)         (SPECIFY DRAWDOWN DATE): specify the proposed Drawdown
                        Date for the requested Advance which must be the next
                        Distribution Date;

            (d)         (IRREVOCABLE): be irrevocable;

            (e)         (LIQUIDITY AMOUNT): specify the Liquidity Amount; and

            (f)         (CALCULATION): provide details of the calculation of the
                        Liquidity Amount.

4.4         AVAILABILITY OF DRAWING

            The Trustee may make a Drawing on any Distribution Date during the
            Availability Period provided that:

            (a)         (RECEIPT OF DRAWDOWN NOTICE): the Liquidity Facility
                        Provider has received, not later than 11.00 am on the
                        Business Day which is not less than 2 Business Days
                        before the proposed Drawdown Date (or such later time as
                        the Liquidity Facility Provider may agree), a duly
                        completed Drawdown Notice; and

            (b)         (CONDITIONS PRECEDENT): the requirements of clause 3
                        have been satisfied or waived in writing by the
                        Liquidity Facility Provider before the Drawdown Notice
                        is given.

4.5         PAYMENT OF DRAWING

            After receipt of a Drawdown Notice:

            (a)         (DEPOSIT TO COLLECTIONS ACCOUNT): other than during a
                        Cash Advance Deposit Period, the amount of a Drawing
                        requested in a Drawdown Notice will be deposited by the
                        Liquidity Facility Provider in the Collections Account
                        in immediately available funds no later than 10.00 am on
                        the Drawdown Date; and

            (b)         (SATISFIED FROM CASH ADVANCE DEPOSIT): during a Cash
                        Advance Deposit Period, the amount of a Drawing
                        requested in a Drawdown Notice will be satisfied from
                        the Cash Advance Deposit in accordance with clause 7.

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5.          INTEREST

5.1         INTEREST PERIOD

            (a)         (DURATION): The duration of the Facility is
                        divided into successive Interest Periods.

            (b)         (FIRST INTEREST PERIOD): The first Interest
                        Period commences on (and includes) the first
                        Drawdown Date and ends on (but excludes) the
                        next Distribution Date.

            (c)         (SUCCEEDING INTEREST PERIODS): Each
                        succeeding Interest Period commences on (and
                        includes) a Distribution Date and ends on
                        (but excludes) the next following
                        Distribution Date.

            (d)         (LAST INTEREST PERIOD): The last Interest
                        Period ends on (but excludes) the first
                        Distribution Date that:

                       (i)         follows the Termination Date; and

                       (ii)        upon which all moneys the payment or
                                   repayment of which form part of the
                                   Obligations are paid or repaid in full to
                                   the Liquidity Facility Provider.

5.2         CALCULATION OF INTEREST

            Interest in respect of a Drawing accrues from day to day in respect of each Interest Period at the Prescribed Rate for that Interest
            Period on the amount of the Drawing on that day and based on a 365 day year.

5.3         PAYMENT OF INTEREST

            The Trustee at the direction of the Manager will on each
            Distribution Date pay to the Liquidity Facility Provider so much of the then accrued interest on each Drawing as is available for this purpose in accordance with the Series Supplement.

5.4         INTEREST ON UNPAID INTEREST

            If any payment by the Trustee on a Distribution Date pursuant to clause 5.3 is insufficient to pay the full amount of the then accrued interest on a Drawing, such unpaid accrued interest will in turn accrue interest (as a separate and independent obligation)
            until paid at the Prescribed Rate for each succeeding Interest
            Period and if not paid on the Distribution Date at

            the end of each such succeeding Interest Period, will itself bear interest in accordance with this clause.

5.5         INTEREST ON OVERDUE SUMS

            If the Trustee fails to pay any amount due and payable by it under or in respect of this Agreement at the time and in the manner required under this Agreement and the Series Supplement, other than as described in clause 5.4, that amount will bear interest in accordance with this clause. Such interest is payable on demand and will accrue on such amount from day to day at the Specified Rate for that day from the date such amount is due for payment up to the date of actual payment, before and (as a separate and independent obligation) after judgment and if not paid at the end of a 30 day period will itself bear interest in accordance with this clause.

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6.          REPAYMENT OF DRAWINGS AND ADVANCES

6.1         REPAYMENT OF DRAWINGS DURING THE AVAILABILITY PERIOD

            The Trustee will on each Distribution Date repay so much of each outstanding Drawing as at the previous Determination Date as is available for this purpose in accordance with the Series Supplement.
            If a repayment of all or part of a Drawing in accordance with the foregoing falls on a Distribution Date within the Cash Advance
            Deposit Period, such repayment will be made by way of allocation to the Cash Advance Deposit in accordance with clause 7.3(c).

6.2         RE-DRAWING

            Amounts repaid pursuant to clause 6.1 may be redrawn by the Trustee in accordance with the terms of this Agreement.

6.3         REPAYMENT ON TERMINATION

            Notwithstanding clause 6.1, on the Distribution Date immediately following the Termination Date (or if the Termination Date is on a
            Distribution Date, then on that Distribution Date), the Trustee will pay or repay so much of the aggregate of all Advances together with interest accrued thereon and all other money, the payment or repayment of which forms part of the Obligations, as is available for this purpose in accordance with the Series Supplement. If all amounts due in accordance with this clause 6.3 are not paid or repaid in full on the Distribution Date in accordance with the foregoing, on each succeeding Distribution Date the Trustee will pay or repay so much of such amounts as there are funds available for this purpose in accordance with the Series Supplement until such amounts are paid or repaid in full.

6.4         PAYMENTS UNDER SECURITY TRUST DEED

            Without prejudice to clause 15, the limitation of the Trustee's liability to make payments under this Agreement will not apply for the purposes of calculating any amounts payable out of the Assets of the Series Trust to the Liquidity Facility Provider pursuant to the
            Security Trust Deed.

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7.          CASH ADVANCE DEPOSIT PERIOD

7.1         CASH ADVANCE DEPOSIT UPON RATINGS DOWNGRADE

            (a)         (RATING DOWNGRADE): If at any time the Liquidity
                        Facility Provider ceases to have the Designated Credit
                        Rating, the Liquidity Facility Provider must within 5
                        Business Days thereafter (or such longer period as the
                        Rating Agencies may agree), in satisfaction of its
                        obligation to make Advances during the Cash Advance
                        Deposit

                        Period, deposit in the Collections Account of the Series
                        Trust, as an Advance under the Facility, an amount equal
                        to the then un-utilised portion of the Facility Limit.

            (b)         (SUBSEQUENT RATING DOWNGRADE FOLLOWING UPGRADE): If at
                        any time following the application of clause 7.4 the
                        Liquidity Facility Provider ceases to have the
                        Designated Credit Rating, the Liquidity Facility
                        Provider must within 5 Business Days (or such longer
                        period as the Rating Agencies may agree) make a deposit
                        in the Collections Account in the manner, and on the
                        same terms as, provided in clause 7.1(a).

7.2         WITHDRAWAL FROM THE COLLECTIONS ACCOUNT

            The Manager may only direct the Trustee to, and the Trustee may only, make withdrawals from the Cash Advance Deposit in the
            Collection Account as follows:

            (a)         (FOR A DRAWING): for the purposes of a Drawing pursuant
                        to clause 4.5(b) of a Liquidity Amount for the Approved
                        Purpose and otherwise upon and subject to the terms of
                        this Agreement;

            (b)         (REPAY CASH ADVANCE DEPOSIT): to repay to the Liquidity
                        Facility Provider the Cash Advance Deposit pursuant to
                        clauses 7.4, 7.5 and 7.6; or

            (c)         (IF NEW COLLECTIONS ACCOUNT): to be paid into a new
                        Collections Account opened in accordance with the Series
                        Supplement.

7.3         DRAWINGS DURING THE CASH ADVANCE DEPOSIT PERIOD

            During a Cash Advance Deposit Period:

            (a)         (DRAWING TO BE SATISFIED FROM CASH ADVANCE DEPOSIT): any
                        Drawing pursuant to a Drawdown Notice must be satisfied
                        from the Cash Advance Deposit deposited in the
                        Collections Account;

            (b)         (AMOUNT APPLIED CONSTITUTES A DRAWING): the amount
                        applied from the Cash Advance Deposit in accordance with
                        clause 7.3(a) constitutes a Drawing, and the provisions
                        of this Agreement (including, but not limited to,
                        clauses 5 and 6 of this Agreement) will apply
                        accordingly;

            (c)         (CASH ADVANCE DEPOSIT TO BE CREDITED): any full or
                        partial repayment of a Drawing required to be made by
                        the Trustee in accordance with this Agreement will,
                        following receipt by the Trustee of a written direction
                        from the Manager, be applied in accordance with clause
                        6.1 by way of allocation by the Trustee of the relevant
                        amount for credit of that part of the Collections
                        Account comprising the Cash Advance Deposit; and

            (d)         (EFFECT OF ALLOCATION): an allocation by the Trustee in
                        accordance with clause 7.3(c) will, to the extent of the
                        amount so allocated, satisfy the obligation of the
                        Trustee under this Agreement as regards the repayment of
                        the Drawing in respect of which the deposit is made, but
                        will not reduce or affect the obligations of the Trustee
                        to pay to the Liquidity Facility Provider the Cash
                        Advance Deposit in accordance with clauses 6.3, 7.4,
                        7.5, 7.6 and 13.2.

7.4         LIQUIDITY FACILITY PROVIDER UPGRADE

            If, at any time during a Cash Advance Deposit Period, the Liquidity
            Facility Provider obtains the Designated Credit Rating, the Manager will direct the Trustee to repay (and upon the receipt of such direction the Trustee will repay) from the Collections Account of the Series

            Trust the then Cash Advance Deposit (which has not previously been utilised in accordance with this Agreement) together with all accrued, but unpaid, interest on that amount determined in accordance with clause 7.7.

7.5         REDUCTION IN FACILITY LIMIT DURING CASH ADVANCE DEPOSIT PERIOD

            If immediately prior to any Distribution Date during a Cash Advance
            Deposit Period the then un-utilised portion of the Cash Advance
            Deposit plus the amount of all outstanding Drawings exceeds the then
            Facility Limit, the Manager will direct the Trustee to repay (and upon receipt of such direction the Trustee will repay) from the Cash
            Advance Deposit on the Distribution Date to the Liquidity Facility
            Provider the amount of the excess.

7.6         TERMINATION OF AGREEMENT

            If the Termination Date occurs during a Cash Advance Deposit Period the Manager will direct the Trustee to repay (and within 2 Business
            Days of receipt of such direction the Trustee will repay) from the
            Collections Account of the Series Trust the then Cash Advance
            Deposit (which has not previously been utilised in accordance with this Agreement) together with all accrued, but unpaid, interest on that amount determined in accordance with clause 7.7 and any other amounts then due under this Agreement.

7.7         INTEREST ON CASH ADVANCE DEPOSIT

            The Cash Advance Deposit will accrue interest at the rate and in accordance with the manner of determination of interest then applicable for amounts deposited to the Collections Account during the Cash Advance Deposit Period. Such interest will be paid to the
            Liquidity Facility Provider, in accordance with the Series
            Supplement, on each Distribution Date during such period.

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8.          PAYMENTS

8.1         TIME ON DUE DATE AND FREE OF SET-OFF & TAXES

            All payments to be made under this Agreement will:

            (a)        (DUE DATE): be made not later than close of business on
                       the due date for payment and all such payments will be
                       made in such manner and to such account as the party
                       receiving the payment directs in writing; and

            (b)        (SET-OFF): be made without set-off or counterclaim and
                       free and clear of and without deduction for or on
                       account of present or future Taxes, levies, imposts,
                       duties, charges, fees, deductions, withholdings,
                       restrictions or conditions of any nature.

8.2         CERTIFICATE

            A certificate signed by an Authorised Officer of the Liquidity
            Facility Provider stating any amount or rate for the purposes of this Agreement will, in the absence of manifest error on its face, constitute prima facie evidence of the amount or rate stated
            therein.

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9.          ILLEGALITY AND INCREASED COST

9.1         ILLEGALITY

            If any change in applicable law, regulation, treaty or official directive or in the interpretation or administration thereof by any
            Governmental Agency charged with the administration thereof makes it, in the reasonable opinion of counsel to the Liquidity
            Facility Provider evidenced in writing and addressed to the Trustee, unlawful or impossible for the Liquidity Facility Provider to maintain or give effect to its obligations under this Agreement, the
            Liquidity Facility Provider may by written notice to the Trustee
            (with a copy to the Manager) appoint a date as the Termination Date which date must not be prior to 30 days (or such shorter period required by law) after the date of receipt by the Trustee of written notice from the Liquidity Facility Provider appointing the
            Termination Date.

9.2         INCREASED COST

            (a)         (CHANGE IN LAW): If by reason of any change
                        in law or in its interpretation or
                        administration or because of compliance with
                        any request from or requirement of any
                        fiscal, monetary or other Governmental
                        Agency:

                        (i)         the Liquidity Facility Provider incurs a
                                    cost as a result of its having entered into
                                    or performing its obligations under this
                                    Agreement or as a result of any Advance
                                    being outstanding hereunder;

                        (ii)        there is any increase in the cost to the
                                    Liquidity Facility Provider of funding or
                                    maintaining any Advance;

                        (iii)       the amount of principal, interest or other
                                    amount payable to the Liquidity Facility
                                    Provider or the effective return to the
                                    Liquidity Facility Provider under this
                                    Agreement is reduced; or

                        (iv)        the Liquidity Facility Provider becomes
                                    liable to make any payment (not being a
                                    payment of Tax on its overall net income) on
                                    or calculated by reference to the amount of
                                    Advances made under this Agreement,

                        then from time to time on notification by the Liquidity
                        Facility Provider (with a copy to the Manager) the
                        Trustee will on the Distribution Date following such
                        notification and on each succeeding Distribution Date
                        until the Liquidity Facility Provider is paid in full
                        pay to the Liquidity Facility Provider so much of the
                        amounts sufficient to indemnify the Liquidity Facility
                        Provider against such cost, increased cost, reduction or
                        liability that is available for this purpose in
                        accordance with the Series Supplement.

           (b)          (NO DEFENCE): If the Liquidity Facility Provider has
                        acted in good faith it will not be a defence to the
                        Trustee, in the event of any failure by the Trustee to
                        comply with its payment obligations under clause 9.2(a),
                        that any such cost, increased cost, reduction or
                        liability could have been avoided. However, the
                        Liquidity Facility Provider will negotiate in good faith
                        with the Trustee and the Manager with a view to finding
                        a means by which such cost, increased cost, reduction or
                        liability may be minimised.

           (c)          (CERTIFICATE CONCLUSIVE): The Liquidity Facility
                        Provider's certificate as to the amount of, and basis
                        for arriving at, any such cost, increased cost,
                        reduction or liability is conclusive and binding on the
                        Trustee in the absence of manifest error on the face of
                        the certificate.

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10.         FEES

            The Trustee will pay to the Liquidity Facility Provider a commitment fee of 0.10% per annum of the then un-utilised portion of the
            Facility Limit. The commitment fee will be calculated daily from the date the Facility becomes available on the basis of a 365 day year and will be paid in arrears on each Distribution Date in accordance with the Series Supplement. The

            amount of the commitment fee may be varied by agreement between the
            Trustee, the Manager and the Liquidity Facility Provider provided that each Rating Agency is given not less than 3 Business Days prior notice by the Manager of any variation to the amount of the commitment fee and the amount of the commitment fee will not be varied if such variation would result in a reduction, qualification or withdrawal by a Rating Agency of its then current credit rating of a Security. To the extent that such funds are not sufficient to pay the fee in full, the fee must be paid from the funds available on each succeeding Distribution Date until paid in full.

11.         REPRESENTATIONS AND WARRANTIES

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11.1        GENERAL REPRESENTATIONS AND WARRANTIES

            The Trustee in its capacity as trustee of the Series Trust represents and warrants to the Liquidity Facility Provider that:

            (a)         (EXECUTION, DELIVERY AND PERFORMANCE): the execution,
                        delivery and performance of this Agreement and each
                        other Transaction Document in relation to the Series
                        Trust to which it is a party does not violate any
                        existing law or regulation or any document or agreement
                        to which it is a party or which is binding upon it or
                        any of its assets;

            (b)         (CORPORATE POWER AND AUTHORISATION): the Trustee has the
                        power to enter into, and to perform its obligations, and
                        has taken all corporate and other action necessary to
                        authorise the entry into of, and performance of its
                        obligations under, this Agreement and each other
                        Transaction Document in relation to the Series Trust and
                        to which it is a party;

            (c)         (LEGALLY BINDING OBLIGATION): this Agreement and each of
                        the other Transaction Documents to which it is a party
                        constitute its valid and legally binding obligations
                        subject to stamping and any necessary registration
                        except as such enforceability may be limited by any
                        applicable bankruptcy, insolvency, reorganisation,
                        moratorium or trust or other similar laws affecting
                        creditors' rights generally; and

            (d)         (NO EVENT OF DEFAULT): to the best of the Trustee's
                        knowledge, no Event of Default or event which with the
                        giving of notice, lapse of time or other applicable
                        condition would become an Event of Default has occurred
                        which has not been waived or remedied in accordance with
                        this Agreement.

11.2        CORPORATE REPRESENTATIONS AND WARRANTIES

            The Trustee in its capacity as trustee of the Series Trust represents and warrants in respect of itself to the Liquidity
            Facility Provider that:

            (a)         (DUE INCORPORATION): it is duly incorporated and has the
                        corporate power to own its own property and to carry on
                        its business as is now being conducted; and

            (b)         (EXECUTION, DELIVERY AND PERFORMANCE): the execution,
                        delivery and performance of this Agreement and each
                        other Transaction Document in relation to the Series
                        Trust to which it is a party does not violate its
                        constitution.

11.3        SERIES TRUST REPRESENTATIONS AND WARRANTIES

            The Trustee in its capacity as trustee of the Series Trust represents and warrants to the Liquidity Facility Provider in relation to the Series Trust as follows:

            (a)         (SERIES TRUST VALIDLY CREATED): the Series Trust has
                        been validly created and is in existence at the date of
                        this Agreement;

            (b)         (SOLE TRUSTEE): the Trustee has been validly appointed
                        as trustee of the Series Trust and is presently the sole
                        trustee of the Series Trust;

            (c)         (NO PROCEEDINGS TO REMOVE): no notice has been given to
                        the Trustee and to the Trustee's knowledge no resolution
                        has been passed or direction or notice has been given,
                        removing the Trustee as trustee of the Series Trust;

            (d)         (TRUSTEE'S POWER): the Trustee has power under the
                        Master Trust Deed to enter into the Transaction
                        Documents to which it is a party in its capacity as
                        trustee of the Series Trust; and

            (e)         (GOOD TITLE): the Trustee is the lawful owner of the
                        Assets of the Series Trust and has power under the
                        Master Trust Deed to mortgage or charge them in the
                        manner provided in the Security Trust Deed.

11.4        LIQUIDITY FACILITY PROVIDER

            The Liquidity Facility Provider represents and warrants to the
            Trustee that:

            (a)         (EXECUTION, DELIVERY AND PERFORMANCE): the execution,
                        delivery and performance of this Agreement and each
                        other Transaction Document in relation to the Series
                        Trust to which it is a party does not violate any
                        existing law or regulation or any document or agreement
                        to which it is a party or which is binding upon it or
                        any of its assets;

            (b)         (CORPORATE POWER AND AUTHORISATION): the Liquidity
                        Facility Provider has the power to enter into, and to
                        perform its obligations, and has taken all corporate and
                        other action necessary to authorise the entry into of,
                        and performance of its obligations under, this Agreement
                        and each other Transaction Document in relation to the
                        Series Trust and to which it is a party; and

            (c)         (LEGALLY BINDING OBLIGATION): this Agreement and each of
                        the other Transaction Documents to which it is a party
                        constitute its valid and legally binding obligations
                        subject to stamping and any necessary registration
                        except as such enforceability may be limited by any
                        applicable bankruptcy, insolvency, reorganisation,
                        moratorium or trust or other similar laws affecting
                        creditors' rights generally.

11.5        REPRESENTATIONS AND WARRANTIES REPEATED

            Each representation and warranty contained in clauses 11.1, 11.2,
            11.3 and 11.4 will be deemed to be repeated on each Drawdown Date with reference to the facts and circumstances then subsisting, as if made on each such day.

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12.         UNDERTAKINGS

12.1        GENERAL

            The Trustee undertakes to the Liquidity Facility Provider that it will:

            (a)         (ACT CONTINUOUSLY): act continuously as trustee of the
                        Series Trust in accordance with the Master Trust Deed
                        and the Series Supplement until the Series Trust is
                        terminated or until it has retired or been removed in
                        accordance with the Master Trust Deed;

            (b)         (DO ALL THINGS NECESSARY): do everything and take all
                        such actions which are necessary (including, without
                        limitation, obtaining all such authorisations and
                        approvals as are appropriate) to ensure that it is able
                        to exercise all its powers and

                        remedies and perform all its obligations under this
                        Agreement, other arrangements entered into by the
                        Trustee pursuant to this Agreement and each Transaction
                        Document to which it is a party;

            (c)         (MAINTAIN AUTHORISATIONS): ensure that each
                        authorisation required for it to maintain its status as
                        trustee of the Series Trust is obtained and promptly
                        renewed and maintained in full force and effect; and

            (d)         (NOT AMEND OR REVOKE): not consent to amend or revoke
                        the provisions of the Master Trust Deed, the Series
                        Supplement or the Security Trust Deed in respect of
                        payments or the order of priorities of payments to be
                        made thereunder without the prior written consent of the
                        Liquidity Facility Provider.

12.2        MANAGER'S UNDERTAKINGS AFTER MANAGER EVENT

            At any time after a Manager Event occurs the Manager will:

            (a)         (NOTIFY LIQUIDITY FACILITY PROVIDER):
                        immediately notify the Liquidity Facility
                        Provider as soon as it becomes actually
                        aware of the occurrence of:

                        (i)         any Event of Default, Servicer Default,
                                    Trustee Default, Potential Termination
                                    Event, Perfection of Title Event or Manager
                                    Default; or

                        (ii)        any litigation, arbitration, criminal or
                                    administrative proceedings relating to any
                                    of the Trustee's property, assets or
                                    revenues that involves a claim against it in
                                    excess of A$1 million or that, if decided
                                    adversely to it, could have a material
                                    adverse effect on its ability to perform the
                                    Obligations,

                        and in each case advise the Liquidity Facility Provider
                        of what steps it has taken and what steps it proposes to
                        take in relation to such occurrences; and

            (b)         (DELIVER MATERIALS): deliver to the Liquidity Facility
                        Provider:

                        (i)         as soon as practicable and in any event not
                                    later than 120 days after the close of each
                                    of the Series Trust's financial years, a
                                    copy of the audited Accounts of the Series
                                    Trust;

                        (ii)        as soon as practicable and in any event not
                                    later than 90 days after the first half of
                                    each of the Series Trust's financial years,
                                    a copy of a statement setting out the Assets
                                    and Liabilities of the Series Trust for that
                                    half-year;

                        (iii)       a soon as practical and in any event not
                                    later than 90 days after each half year of
                                    each financial year of the Series Trust, a
                                    copy of the written report prepared by the
                                    Auditor in accordance with clause 21.9 of
                                    the Master Trust Deed;

                        (iv)        as and when required by the Liquidity
                                    Facility Provider, a certificate executed by
                                    two Authorised Officers on behalf of the
                                    Manager stating to the best of the knowledge
                                    of the Manager whether or not an Event of
                                    Default, Servicer Default, Trustee Default,
                                    Potential Termination Event, Perfection of
                                    Title Event or Manager Default has occurred
                                    and if the same has occurred, setting out
                                    the details of such event and the steps (if
                                    any) taken by the Manager to remedy or cure
                                    the same; and

                        (v)         promptly, such further information regarding
                                    the Series Trust's financial

                                  condition and business operations within the
                                  knowledge of the Manager as the Liquidity
                                  Facility Provider from time to time reasonably
                                  requires.

12.3        LIQUIDITY FACILITY PROVIDER UNDERTAKING

            The Liquidity Facility Provider undertakes to the Trustee that it will do everything and take all such actions which are necessary
            (including, without limitation, obtaining all such authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this Agreement, other arrangements entered into by the
            Liquidity Facility Provider pursuant to this Agreement and each
            Transaction Document to which it is a party.

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13.         EVENTS OF DEFAULT

13.1        EVENTS OF DEFAULT

            Each of the following events is an Event of Default whether or not caused by any reason whatsoever outside the control of the Trustee or any other person:

            (a)         (FAILURE TO REPAY OR PAY): the Trustee fails to repay,
                        in accordance with this Agreement, any Advance or fails
                        to pay any interest, fees, costs, charges, expenses or
                        other moneys payable under this Agreement in each case
                        within 10 Business Days of the due date for payment of
                        such amount;

            (b)         (BREACH OF UNDERTAKING): the Trustee breaches its
                        undertaking in clause 12.1(d); and

            (c)         (EVENT OF DEFAULT UNDER SECURITY TRUST DEED): an Event
                        of Default (as defined in the Security Trust Deed in
                        relation to the Series Trust) occurs and any action is
                        taken by the Security Trustee, pursuant to clause 10 of
                        the Security Trust Deed, to appoint a Receiver in
                        respect of the Assets of the Series Trust or to sell and
                        realise the Assets of the Series Trust or the Security
                        Trustee takes any action pursuant to clause 11 of the
                        Security Trust Deed.

13.2        CONSEQUENCES OF EVENT OF DEFAULT

            At any time after the occurrence of an Event of Default the
            Liquidity Facility Provider may, without being obliged to do so and notwithstanding any waiver of any previous default, by written notice to the Trustee:

            (a)         (DECLARE ADVANCES DUE): declare the Advances, accrued
                        interest and all other sums which have accrued due under
                        this Agreement (whether or not presently payable) to be
                        due, whereupon they will become immediately due and
                        payable; and/or

            (b)         (DECLARE FACILITY TERMINATED): declare the Facility
                        terminated in which case the obligations of the
                        Liquidity Facility Provider under this Agreement will
                        immediately terminate from the date of receipt by the
                        Trustee of such written notice.

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14.         TERMINATION BY TRUSTEE

14.1        TRUSTEE MAY DECLARE A TERMINATION DATE

            Subject to clause 14.2, the Trustee may at the direction of the
            Manager, by not less than 5 Business Days written notice to the
            Liquidity Facility Provider and the Manager, declare a

           Distribution Date as the date on which:

             (a)        (SUBSTITUTE LIQUIDITY FACILITY PROVIDER): the Liquidity
                        Facility Provider hereunder will be replaced by a
                        substitute Liquidity Facility Provider; and

             (b)        (TERMINATION): the Liquidity Facility will terminate.

14.2        REQUIREMENTS FOR TERMINATION

            On or before the declaration of a Distribution Date by the Trustee in accordance with clause 14.1, the Trustee must obtain written confirmation from the Rating Agencies that the termination of the
            Facility and the appointment of the proposed substitute Liquidity
            Facility Provider on that Distribution Date will not result in a downgrade, qualification or withdrawal of the credit ratings then assigned by them to the Securities.

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15.         TRUSTEE PROVISIONS

15.1        LIMITATION ON TRUSTEE'S LIABILITY

            The Trustee enters into this Agreement only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred by the Trustee acting in its capacity as trustee of the
            Series Trust arising under or in connection with this Agreement is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the Assets of the Series
            Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Agreement (other than clause
            15.3) and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

15.2        CLAIMS AGAINST TRUSTEE

            The parties other than the Trustee may not sue the Trustee in respect of liabilities incurred by the Trustee acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust including seeking the appointment of a receiver (except in relation to the Assets of the Series Trust), a liquidator, an administrator or any similar person to the Trustee, or prove in any liquidation, administration or similar arrangements of or affecting the Trustee (except in relation to the Assets of the
            Series Trust).

15.3        BREACH OF TRUST

            The provisions of this clause 15 will not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement, any other Transaction Document in relation to the Series Trust or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Series Trust as a result of the Trustee's fraud, negligence or wilful default.

15.4        ACTS OR OMISSIONS

            It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of the Trustee
            (including any related failure to satisfy its obligations or any breach of representations or warranties under this Agreement) will be considered fraud, negligence or wilful default of the Trustee for the purpose of clause 15.3 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant
            Party or any other person appointed by the Trustee under any
            Transaction Document (other than a person whose acts or omissions the Trustee is liable for in accordance with any Transaction
            Document) to fulfil its obligations in

            relation to the Series Trust or by any other act or omission of a
            Relevant Party or any other such person.

15.5        NO OBLIGATION

            The Trustee is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document
            (including incur any further liability) unless the Trustee's liability is limited in a manner which is consistent with this clause 15 or otherwise in a manner satisfactory to the Trustee in its absolute discretion.

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16.         ASSIGNMENT

16.1        ASSIGNMENT BY TRUSTEE

            The Trustee will not assign or otherwise transfer the benefit of this Agreement or any of its rights, duties or obligations under this Agreement except to a Substitute Trustee acceptable to the
            Liquidity Facility Provider (whose consent is not to be unreasonably withheld).

16.2        ASSIGNMENT BY LIQUIDITY FACILITY PROVIDER

            The Liquidity Facility Provider will not assign or otherwise transfer all or any part of the benefit of this Agreement or any of its rights, duties and obligations under this Agreement except to an assignee or transferee that has a Designated Credit Rating or, if the assignee or transferee does not have a Designated Credit Rating, the assignee or transferee complies immediately prior to the completion of the assignment or transfer with clause 7.1(a). The
            Liquidity Facility Provider may disclose to a proposed assignee or transferee information in the possession of the Liquidity Facility
            Provider relating to the Trustee or the Manager. An assignment or transfer by the Liquidity Facility Provider pursuant to this clause
            16.2 shall not be of any effect until the Liquidity Facility
            Provider has notified the Trustee in writing of the assignment or transfer, as the case may be.

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17.         NOTICES

17.1        METHOD OF DELIVERY

            Subject to this clause, any notice, request, certificate, approval, demand, consent or other communication to be given under this
            Agreement must:

            (a)         (IN WRITING AND SIGNED BY AN AUTHORISED OFFICER): except
                        in the case of communication by email, be in writing and
                        signed by 2 Authorised Officers of the party giving the
                        same; and

            (b)         (DELIVERY): be:

                        (i)         left at the address of the addressee;

                        (ii)        sent by prepaid ordinary post to the address
                                    of the addressee;

                        (iii)       sent by facsimile to the facsimile number of
                                    the addressee; or

                        (iv)        sent by email by an Authorised Officer of
                                    the party giving the same in accordance with
                                    the addressee's email address,

                        notified by that addressee from time to time to the
                        other parties to this Agreement as its address for
                        service pursuant to this Agreement.

17.2        DEEMED RECEIPT

            A notice, request, certificate, demand, consent or other
            communication under this Agreement is deemed to have been received:

            (a)         (DELIVERY): where delivered in person, upon receipt;

            (b)         (POST): where sent by post within Australia, on the 3rd
                        day after posting and where sent by post to, from or
                        outside Australia, on the 7th day after posting;

            (c)         (FAX): where sent by facsimile, on production by the
                        dispatching facsimile machine of a transmission report
                        which indicates that the facsimile was sent in its
                        entirety to the facsimile number of the recipient; and

            (d)         (EMAIL): where sent by email, on the date the email is
                        received.

            However, if the time of deemed receipt of any notice is not before
            5.30 pm on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

17.3        EMAIL

            A notice, request, certificate, approval, demand, consent or other communication to be given under this Agreement may only be given by email where the recipient has separately agreed that that
            communication or communications of that type, may be given by email.

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18.         INDEMNITY

18.1        INDEMNITY ON DEMAND

            Subject to clause 15, the Trustee will on demand indemnify the
            Liquidity Facility Provider against any loss, cost or expenses which the Liquidity Facility Provider may sustain or incur as a
            consequence of:

            (a)         (OVERDUE SUMS): any sum payable by the Trustee under
                        this Agreement not being paid when due;

            (b)         (EVENT OF DEFAULT): the occurrence of any Event of
                        Default;

            (c)         (FAILURE TO PROVIDE ADVANCE): an Advance requested in a
                        Drawdown Notice not being provided for any reason
                        including failure to fulfil any condition precedent but
                        excluding any matter within the control of the Liquidity
                        Facility Provider; or

            (d)         (PAYMENT OF PRINCIPAL): the Liquidity Facility Provider
                        receiving payments of principal other than on the last
                        day of the relevant Interest Period for any reason.

18.2        LOSSES ON LIQUIDATION OR RE-EMPLOYMENT OF DEPOSITS

            The losses, costs or expenses referred to in clause 18.1 will include the amount determined in good faith by the Liquidity
            Facility Provider as being any loss (other than an amount for loss of profit other than loss of margin) including:

            (a)         (LOSS OF MARGIN): loss of margin, cost or expense
                        incurred by reason of the liquidation or re-employment
                        of deposits or other funds acquired or contracted for by
                        the Liquidity Facility Provider to fund or maintain any
                        such Advance or amount;

            (b)         (OTHER ARRANGEMENTS): losses, costs, damages, charges or
                        expenses incurred by

                       the Liquidity Facility Provider in relation to the
                       variation, termination or making of any other
                       arrangements in relation to any arrangement ancillary or
                       related to this Agreement including, without limitation,
                       any swap or derivative agreement entered into by the
                       Liquidity Facility Provider in connection with or in
                       order to fund any Advances.

18.3        PAYMENT ON DISTRIBUTION DATE

            Any payments to be made by the Trustee pursuant to this clause 18 will only be made on the Distribution Date following demand by the
            Liquidity Facility Provider and on each succeeding Distribution Date until the Liquidity Facility Provider is paid in full by payment of so much of the amount sufficient to indemnify the Liquidity Facility
            Provider as is available for this purpose in accordance with the
            Series Supplement.

--------------------------------------------------------------------------------
19.         MISCELLANEOUS

19.1        STAMP DUTIES

            (a)         (TRUSTEE MUST PAY): The Trustee will pay all stamp, loan
                        transaction, registration and similar Taxes including
                        fines and penalties (except such fines and penalties
                        incurred through the act, neglect or omission of the
                        Liquidity Facility Provider after the Liquidity Facility
                        Provider has requested and been put in funds to pay such
                        Taxes), financial institutions duty and debits tax which
                        may be payable or required to be paid by any appropriate
                        authority or determined to be payable in connection with
                        the execution, delivery, performance or enforcement of
                        this Agreement.

            (b)         (TRUSTEE MUST INDEMNIFY): Subject to clause 15, the
                        Trustee will indemnify and keep indemnified the
                        Liquidity Facility Provider against any loss or
                        liability incurred or suffered by it as a result of the
                        delay or failure by the Trustee to pay such Taxes.

19.2        WAIVER

            A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under this Agreement by the Liquidity
            Facility Provider will not in any way preclude or operate as a waiver of any further exercise or enforcement of such right, remedy, power or privilege or the exercise or enforcement of any other right, remedy, power or privilege under this Agreement or provided by law.

19.3        WRITTEN WAIVER, CONSENT AND APPROVAL

            Any waiver, consent or approval given by the Liquidity Facility
            Provider under this Agreement will only be effective and will only bind the Liquidity Facility Provider if it is given in writing, or given verbally and subsequently confirmed in writing, and executed by the Liquidity Facility Provider or on its behalf by two
            Authorised Officers of the Liquidity Facility Provider.

19.4        SEVERABILITY

            Any provision of this Agreement which is illegal, void or
            unenforceable in any jurisdiction is ineffective in such
            jurisdiction to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

19.5        SURVIVAL OF INDEMNITIES

            The indemnities contained in this Agreement are continuing obligations of the Trustee, separate and independent from the other obligations of the Trustee and will survive the termination of this
            Agreement.

19.6        SUCCESSORS AND ASSIGNS

            This Agreement is binding upon and inures to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

19.7        MORATORIUM LEGISLATION

            To the fullest extent permitted by law, the provisions of all statutes whether existing now or in the future operating directly or indirectly:

            (a)         (TO AFFECT OBLIGATIONS): to lessen or otherwise to vary
                        or affect in favour of the Trustee any obligation under
                        this Agreement; or

            (b)         (TO AFFECT RIGHTS): to delay or otherwise prevent or
                        prejudicially affect the exercise of any rights or
                        remedies conferred on the Liquidity Facility Provider
                        under this Agreement,

            are hereby expressly waived, negatived and excluded.

19.8        AMENDMENTS

            The parties to this Agreement may only amend this Agreement in accordance with clause 33.1(b) of the Series Supplement.

19.9        GOVERNING LAW

            This Agreement is governed by and construed in accordance with the laws of the State of New South Wales.

19.10       JURISDICTION

            Each of the parties irrevocably and unconditionally:

            (a)         (SUBMISSION TO JURISDICTION): submits to the
                        non-exclusive jurisdiction of the courts of the State of
                        New South Wales;

            (b)         (WAIVER OF INCONVENIENT FORUM): waives any objection it
                        may now or in the future have to the bringing of
                        proceedings in those courts and any claim that any
                        proceedings have been brought in an inconvenient forum;
                        and

            (c)         (SERVICE OF NOTICE): agrees, without preventing any
                        other mode of service permitted by law, that any
                        document required to be served in any proceedings may be
                        served in the manner in which notices and other written
                        communications may be given under clause 17.

19.11       COUNTERPARTS

            This Agreement may be executed in a number of counterparts and all such counterparts taken together will constitute one and the same instrument.

19.12       CONTRA PROFERENTEM

            Each provision of this Agreement will be interpreted without disadvantage to the party who (or whose representative) drafted that provision.

SCHEDULE

FORM OF DRAWDOWN NOTICE

To:           Commonwealth Bank of Australia ABN 48 123 123 124
              [Address]

Attention:    Head of Securitisation

From:         Perpetual Trustee Company Limited ABN 42 000 001 007

[Date]

In our capacity as trustee of the Series Trust, we hereby irrevocably request a
Drawing on the Drawdown Date specified below for an amount equal to the
Liquidity Amount specified below in accordance with clause 4 of the Liquidity
Facility Agreement dated [         ] between ourselves, Commonwealth Bank of
Australia and Securitisation Advisory Services Pty. Limited ABN 88 064 133 946
as amended, novated or supplemented from time to time (the "LIQUIDITY FACILITY
AGREEMENT"):

(a) Drawdown Date                                                    [         ]

(b) Liquidity Amount                                                 A$[       ]

(c) Calculation of Liquidity Amount                                  [         ]

Words used and not otherwise defined herein have the same meaning as in the
Liquidity Facility Agreement.

SIGNED on behalf of PERPETUAL
TRUSTEE COMPANY LIMITED as
trustee of the Medallion Trust Series [     ] by:

.................................
(Authorised Officer)

.................................
(Name)

.................................
(Title)

EXECUTED as an agreement.

SIGNED for and on behalf of
COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124
by
its Attorney under a Power of                -----------------------------------
Attorney dated and who declares
that he or she has not received any          Signature of Attorney
notice of the revocation of such
Power of Attorney in the presence
of:
                                             -----------------------------------

-----------------------------------------
                                             Name of Attorney in full
Signature of Witness

-----------------------------------------
Name of Witness in full

SIGNED for and on behalf of
PERPETUAL TRUSTEE COMPANY LIMITED
ABN 42 000 001 007
by
its Attorney under a Power of            -----------------------------------
Attorney dated and who declares
that he or she has not received any      Signature of Attorney
notice of the revocation of such
Power of Attorney in the presence
of:
                                         -----------------------------------

                                         Name of Attorney in full
-----------------------------------------

Signature of Witness

-----------------------------------------

Name of Witness in full

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED ABN 88 064 133 946
by
its Attorney under a Power of            -----------------------------------
Attorney dated and who declares
that he or she has not received any      Signature of Attorney
notice of the revocation of such
Power of Attorney in the presence
of:
                                         -----------------------------------

                                         Name of Attorney in full

-----------------------------------------

Signature of Witness

-----------------------------------------

Name of Witness in full